Exhibit 99.1

Contact:	Lewis M. Phelps
Maya Pogoda
Sitrick And Company
310-788-2850

IBC Continues Efforts to Achieve Stand-Alone Plan of Reorganization;
Company Concurrently Announces Orderly Sale Process
to Ensure Constituent Recoveries are Maximized

Kansas City, MO – March 7, 2008 – Interstate Bakeries Corporation (IBC) (OTC:IBCIQ.PK) today said it is currently engaged in discussions with multiple parties regarding modifications to its plan of reorganization that would allow the Company to emerge from Chapter 11 as a stand-alone Company.
A financial investor had previously expressed interest in making an equity investment in the Company and last week provided the Company with a proposal regarding labor concessions to which the International Brotherhood of Teamsters (Teamsters) was willing to agree if the financial investor were to become an investor in the Company.  IBC said that it continues to review the proposed labor concessions negotiated between the financial investor and the Teamsters to determine if the proposed terms are acceptable to the Company, and looks forward to a term sheet from the financial investor with details on committed financing and constituent recoveries, as well as any suggested modifications to the Company’s business plan, for consideration by IBC’s board of directors.
“We are pleased with the interest financial investors have shown in our Company,” said Cchief Executive Officer Craig Jung. “We remain hopeful that, working together with all our constituents, we will be able to quickly achieve modifications to our plan of reorganization, or receive an alternative plan of reorganization that will allow IBC to maximize constituent recoveries and emerge from Chapter 11 well positioned to compete in the marketplace and build capability and competitive advantage.”
As a result of these ongoing discussions, IBC has asked the Bankruptcy Court to continue the confirmation hearing on its plan of reorganization, currently scheduled for March 12, 2008, to April 23, 2008.
As a consequence of the continuance of the confirmation hearing, the Company expects the commitment from Silver Point Finance, L.L.C. for exit financing of up to $400 million to expire on March 14, 2008 in accordance with its terms.  The current exit financing commitment contained several conditions, including a requirement that the Company obtain confirmation of its plan of reorganization by March 14, 2008.  Continuing the confirmation hearing to April 23, 2008 makes it impossible for the Company to fulfill that condition.
The Company said that it plans to continue discussions with Silver Point Finance, L.L.C. as well as other parties in an effort to obtain a replacement commitment for exit financing for a stand-alone plan of reorganization. However, there can be no assurances that the Company will be successful in obtaining a new exit financing commitment.
To meet its obligation to maximize constituent recovery and ensure the best possible outcome for its constituents, IBC also announced that concurrent with the actions discussed above, it has begun an orderly process to sell all or portions of the Company’s businesses and assets.  The Company and its financial advisors believe that absent a confirmable, stand alone plan of reorganization, a sale of the Company in multiple transactions is the best alternative to maximize the recovery to stakeholders.
“Under the circumstances, the only prudent course of action for the Company is to embark on a dual-path and explore alternatives that include the sale of the Company in multiple transactions. As part of this process, we will immediately begin holding discussions with potential strategic purchasers, many of whom have already expressed interest in buying certain of the Company’s businesses and assets,” Mr. Jung said.
To provide the Company with sufficient time and liquidity to support normal business operations as it pursues this dual path process, IBC has begun discussions with JPMorgan Chase Bank, N.A., as administrative agent for the lenders party to the existing debtor-in-possession (DIP) financing agreement, to extend the maturity date and increase the size of its current DIP credit facility. The DIP credit facility is currently set to expire on June 2, 2008.   The Company can provide no assurance that it will be able to obtain an extension or increase the size of its DIP financing facility on acceptable terms or at all.
About the Company
Interstate Bakeries Corporation is one of the nation’s largest commercial bakers and distributors of fresh-baked bread and sweet goods, sold under various brand names, including Wonder®, Merita®, Home Pride®, Baker’s Inn®, Hostess®, Drake’s®, and Dolly Madison®. The company is headquartered in Kansas City, Missouri.
Interstate Bakeries Corporation filed for bankruptcy protection on September 22, 2004, citing liquidity issues resulting from declining sales, a high fixed-cost structure, excess industry capacity, rising employee healthcare and pension costs, and higher costs for ingredients and energy.  The Company continues to operate its business in the ordinary course as a debtor-in-possession.

Forward-Looking Statement

Some information contained in this press release may be forward-looking statements within the meaning of the federal securities laws. These forward-looking statements are not historical in nature and include statements that reflect, when made, the Company’s views with respect to current events and financial performance. These forward-looking statements can be identified by forward-looking words such as “may,” “will,” “expect,” “intend,” “anticipate,” “believe,” “estimate,” “plan,” “could,” “should” and “continue” or similar words. These forward-looking statements may also use different phrases. All such forward-looking statements are and will be subject to numerous risks and uncertainties, many of which are beyond our control that could cause actual results to differ materially from such statements. Factors that could cause actual results to differ materially include, without limitation: the ability of the Company to continue as a going concern; the evaluation of various alternatives, including, but not limited to, the sale of some or all of its assets, infusion of capital, debt restructuring and the filing and ultimate approval of a plan of reorganization with the Bankruptcy Court, or any combination of these options; the  terms of any reorganization plan ultimately confirmed; the Company’s ability to implement its business plan developed as a basis for its discussion regarding one or more plans of reorganization; the Company’s ability to obtain concessions from its unionized workforce to reduce costs and allow for greater flexibility in the method and manner of distributing its products; risks associated with the Company’s restructuring activities, including the risks associated with achieving the desired savings; the ability of the Company to operate pursuant to the covenants, terms and certifications of its DIP financing facility as amended and restated; the ability of the Company to obtain court approval with respect to motions in the Chapter 11 proceeding filed by it from time to time; the ability of the Company to negotiate an extension (if necessary) or refinance its DIP financing facility, which, pursuant to an extension, expires on June 2, 2008; the ability of the Company to confirm and consummate a plan of reorganization with respect to the Chapter 11 proceeding; risks associated with third parties seeking and obtaining court approval to terminate or shorten the exclusivity period for the Company to confirm one or more plans of reorganization, for the appointment of a Chapter 11 trustee or to convert the Chapter 11 proceeding to a Chapter 7 proceeding; risks associated with cost increases in materials, ingredients, energy and employee wages and benefits; the Company’s ability to successfully reject unfavorable contracts and leases; the duration of the Chapter 11 process;  the ability of the Company to obtain and maintain adequate terms with vendors and service providers; the potential adverse impact of the Chapter 11 proceeding on the Company’s liquidity or results of operations; the instructions, orders and decisions of the bankruptcy court and other effects of legal and administrative proceedings, settlements, investigations and claims; the significant time that will be required by management to implement a plan of reorganization, as well as to evaluate the Company’s various alternatives discussed above; risks associated with product price increases, including the risk that such actions will not effectively offset inflationary cost pressures and may adversely impact sales of the Company’s products; the effectiveness of the Company’s efforts to hedge its exposure to price increases with respect to various ingredients and energy; the ability of the Company to attract, motivate and/or retain key executives and employees; changes in our relationship with employees and the unions that represent them; successful implementation of information technology improvements; obligations and uncertainties with respect to a defined benefit pension plan to which we contribute; costs associated with increased contributions to single employer, multiple employer or multi-employer pension plans; the impact of any withdrawal liability arising under the Company’s multi-employer pension plans as a result of prior actions or current consolidations; the effectiveness and adequacy of our information and data systems; changes in general economic and business conditions (including in the bread and sweet goods markets); changes in consumer tastes or eating habits; acceptance of new product offerings by consumers and the Company’s ability to expand existing brands; the performance of the Company’s recent and planned new product introductions, including the success of such new products in achieving and retaining market share; the effectiveness of advertising and marketing spending; any inability to protect and maintain the value of the Company’s intellectual property; future product recalls or food safety concerns; actions of competitors, including pricing policy and promotional spending; bankruptcy filings by customers; costs associated with environmental compliance and remediation; actions of governmental entities, including regulatory requirements; the outcome of legal proceedings to which we are or may become a party; business disruption from terrorist acts, our nation’s response to such acts and acts of war; and other factors.  These statements speak only as of the date of this press release, and we disclaim any intention or obligation to update or revise any forward-looking statements to reflect new information, future events or developments or otherwise, except as required by law. We have provided additional information in our filings with the SEC, which readers are encouraged to review, concerning other factors that could cause actual results to differ materially from those indicated in the forward-looking statements.

Similarly, these and other factors, including the terms of any reorganization plan ultimately confirmed, can affect the value of the Company’s various pre-petition liabilities, common stock and/or other equity securities. No assurance can be given as to what values, if any, will be ascribed in the Chapter 11 proceeding to each of these liabilities and/or securities. Accordingly, the Company urges that the appropriate caution be exercised with respect to existing and future investments in any of these liabilities and/or securities.